SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 12, 1997 (March 6, 1997)


                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



     Connecticut                        0-22888                        06-1324691
   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)




                  18 CORPORATE WOODS BLVD., ALBANY, NY       12211
               (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)


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Item 5 - OTHER EVENTS

      The following news release was issued:

      CAI WIRELESS SYSTEMS, INC. SIGNS LETTER OF INTENT FOR INTERIM FINANCING (see Exhibit 99.1)

FORWARD LOOKING STATEMENTS. The statements contained in this Form 8-K, including the exhibit hereto, relating to the Company's operating results, and plans and objectives of management for future operations, including plans or objectives relating to the Company's products and services, constitute forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Actual results of the Company may differ materially from those in the forward looking statements and may be affected by a number of factors including the consummation of the financing described herein, the receipt of regulatory approvals, the availability of new strategic partners and their willingness to enter into arrangements with the Company, the terms of such arrangements, the success of the Company's various trials, subscriber equipment availability, tower space availability, absence of interference and the ability of the Company to redeploy or sell excess equipment, as well as other factors contained herein and in the Company's securities filings.

Item 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      C. Exhibits

EXHIBIT NO.                EXHIBIT DESCRIPTION                           PAGES

   99.1           Media release - CAI Wireless Systems, Inc. Signs        4-5
                  Letter of Intent for Interim Financing.











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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        SIGNATURE                       TITLE                     DATE





/S/ JARED E. ABBRUZZESE         Chairman, Chief Executive       March 12, 1997
 Jared E. Abbruzzese            Officer and Director
                                (Principal Executive Officer)



/S/ JAMES P. ASHMAN             Executive Vice President, Chief March 12, 1997
   James P. Ashman              Financial Officer and Director
                                (Principal Financial Officer)



/S/ CRAIG J. KESSLER            Vice President and Controller   March 12, 1997
  Craig J. Kessler              (Principal Accounting Officer)